Corporate Presentation Using Proven, Innovative Adjuvant Technology to Help Protect the World Against Infectious Diseases January 2025 Nasdaq: DVAX

Forward-Looking Statements Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Dynavax's expected financial results and market share as of and for the year and quarter ended December 31, 2023, expectations regarding future growth, growth rates and market shares, expectations for vaccine markets, the company's strategic priorities, and expectations regarding the timing of IND filings, initiation and completion of clinical studies, publication of results and interaction with regulators. These forward-looking statements are based upon management’s current expectations, are subject to known and unknown risks and uncertainties, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation; risks related to Dynavax’s ability to successfully commercialize and supply HEPLISAV-B and grow market share, which among other things will require Dynavax to successfully negotiate and enter into contracts with wholesalers, distributors, group purchasing organizations, and other parties, and maintain those contractual relationships, maintain and build its commercial infrastructure, and access prescribers and other key health care providers to discuss HEPLISAV-B; risks related to market adoption and competing products; risks related to whether payors will cover and provide timely and adequate reimbursement for HEPLISAV-B; risks related to the completion, timing of completion and results of our clinical studies; and risks associated with the development, pre-clinical and clinical testing, and commercialization of vaccines in the U.S. and outside the U.S., including vaccines for COVID-19, shingles, plague and pertussis. These and other risks and uncertainties are described in Dynavax’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, or any subsequent periodic filing made by us, under the heading “Risk Factors”. Dynavax undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available. 2 |© Copyright DYNAVAX 2025

Identify Strategic Opportunities to Accelerate Growth • Continue disciplined allocation of capital aligned with corporate strategy to deliver long-term value through internal and external innovation • Prioritize external opportunities with high synergy assets in vaccines, or other modalities in infectious diseases, to further leverage our expertise and capabilities Dynavax Core Strategic Priorities © Copyright DYNAVAX 2025 3 | Drive Growth in HEPLISAV-B • Achieve at least 60% total market share by 2030 • Maximize total addressable market focused on top retailers and IDNs based on the ACIP Universal Recommendation • Leverage foundational commercial asset to support company growth and pipeline development Advance Differentiated Vaccine Pipeline • Deliver on our innovative and diversified pipeline leveraging CpG 1018® adjuvant with proven antigens • Build adult vaccine portfolio of best-in-class products • Advance innovative pre-clinical and discovery efforts leveraging collaborations

Executing on Our Strategy: Preliminary FY 2024 Highlights[1]

Achieved record annual HEPLISAV-B net product revenue in FY'24

HEPLISAV-B FY24 net product revenue:

$268M, up 26% YoY vs. $213M in FY23

HEPLISAV-B Q4'24 net product revenue:

$71M, up 39% YoY vs. $51M in Q4 '23

Long-term guidance:

Hepatitis B adult vaccine U.S. market expected to expand to a peak of over $900 million by 2030, with HEPLISAV-B expected to achieve at least 60% estimated total market share

HEPLISAV-B total U.S. market share (as of Q3' 24):

~44% in Q3 '24 vs. ~41% in Q3 '23

Delivering on our clinical pipeline

HEPLISAV-B for hemodialysis: Received FDA feedback regarding potential to conduct real-world evidence study to support sBLA on file

Shingles vaccine program: Completed enrollment in Phase 1/2 trial; top-line results expected Q3 2025

Plague vaccine program: New agreement with U.S. DoD for ~$30M through 1H 2027 to fund additional Phase 2 clinical and manufacturing activities.

Achieved strong financial performance

Cash, cash equivalents and marketable securities: $714.0 million as of December 31, 2024

Share repurchase plan: In Q4'24, announced $200 million share repurchase program, including $100M Accelerated Share Repurchase

© Copyright DYNAVAX 2025

1. Includes preliminary, unaudited financial results for FY 2024 announced on January 13, 2025

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Commercial Product © Copyright DYNAVAX 2025 5 |

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 4 8 12 18 24 28 32 36 44 52 HEPLISAV-B Clinical Outcomes Higher and faster rates of protection HEPLISAV-B provided significantly higher rates of protection than Engerix-B at every time point in clinical trials HEPLISAV-B provided significantly higher rates of protection in diabetics and other known hypo-responsive populations Fewer doses HEPLISAV-B is designed to protect with only 2 doses in 1 month compared to Engerix-B 3 doses in 6 months Favorable safety profile Across clinical trials in nearly 10,000 participants Weeks Primary Endpoint Results: Study 2 per protocol population (ages 40-70)1 Injections Primary endpoint Primary endpoint (N=1,482) HEPLISAV-B Engerix-B 1. Dynavax Technologies Corporation. FDA Advisory Committee Briefing Document: HEPLISAV-B (Hepatitis B Vaccine [Recombinant], Adjuvanted). Presented at: Meeting of the Vaccines and Related Biological Products Advisory Committee; July 28, 2017; Silver Spring, MD. 6 |© Copyright DYNAVAX 2025

Continued HEPLISAV-B Growth: Revenue & Market Share 7 | Sequential Q3 HEPLISAV-B Vaccine Total U.S. Market Share1 32% 41% 44% 20% 30% 40% 50% Q3'22 Q3'23 Q3'24 Source: Internal data and company estimates. 1. Market share data are for Q3 of each year and do not reflect interim periods. 2. Dynavax financial reporting for fiscal years ended December 31, 2020, 2021, 2022 and 2023. 3. FY 2024 HEPLISAV-B net product revenue is preliminary and unaudited. © Copyright DYNAVAX 2025 36 62 126 213 0 50 100 150 200 250 300 2020 2021 2022 2023 2024 HEPLISAV-B Vaccine Annual Net Product Revenue ($M)2 36 62 126 213 72% 104% 69% 26% Achieved record annual revenue in 2024 of $268M3 268

HEPLISAV-B Market Opportunity Expected to Grow to Over $900 M in U.S. by 2030 © Copyright DYNAVAX 2025 8 | Market Opportunity ~8% CAGR Through 2030 Peak Market in 2030 Durable Long Term Market Opportunity Maintained Through 2040 2023 2030 2040 >$900M • HEPLISAV-B total market share expected to increase from 42% in 2023 to at least 60% by 2030 • Market opportunity growth driven primarily by expansion of retail pharmacy market segment $525M in 2023 Represents a double-digit CAGR for HEPLISAV-B product net sales out to 2030 • Ongoing penetration of the unvaccinated eligible adult population and observed revaccination practices by healthcare providers • Continued HEPLISAV-B total market share increases beyond 2030 • Expect continued improvements in vaccine series completion rate

HEPLISAV-B Market Opportunity Expected to Grow to Over $900 M in U.S. by 2030

HEPLISAV-B is the market share leader in projected largest growth segments (Retail and Prioritized IDNs)

2023 Market Size: ~$525 M[1] **2030 Projected Market Size: >$900 M[2]**



Dialysis[3] 7%
Prioritized IDN/Clinics[4] 37%
Other 10%
Small Clinics/ Ind. 25%
Retail 21%
HEPLISAV-B Market Share in Prioritized IDN/Clinics 56% (Q3 2024)
HEPLISAV-B Market Share in Retail 55% (Q3 2024)
Dialysis[3] 5%
Prioritized IDN/ Clinics[4] 30%
Other 8%
Small Clinics/Ind. 17%
Retail 40%

Source: Internal data and company estimates. Not independently verified.
1 Based on 2023 U.S. adult Hepatitis B vaccines net sales, adjusted for company estimates regarding HEPLISAV-B dosing regimen and pricing.
2 Internal estimate. Segment expansions assumes 50% of ACIP universal growth from Retail, 35% from IDN/Large Clinics and 15% from Small Clinics/Ind. No ACIP universal growth assumed in Dialysis or Other (Dept of Corrections, Occupational Health), adjusted for company estimates regarding HEPLISAV-B dosing regimen and pricing.
3 The 4-dose regimen for the dialysis population is not a currently approved regimen; safety and effectiveness have not been established in patients on hemodialysis.
4 Includes IDNs and certain large clinics which are prioritized by our salesforce

© Copyright DYNAVAX 2025

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Vaccine Development Herpes Zoster (Shingles) | Plague © Copyright DYNAVAX 2025 10 |

Shingles Program: New Options Needed

Current Market-Leading Vaccine Associated with Adverse Events[1]

Herpes Zoster (shingles) is an extremely painful consequence of the reactivation of a latent varicella-zoster virus (VZV), the same virus that causes varicella (chickenpox).

Opportunity: Utilizing CpG 1018 adjuvant in a shingles vaccine may **improve vaccine tolerability while maintaining comparable efficacy** due to its ability to generate high levels of CD4+ T cell responses, which is key in controlling reactivation of the zoster virus and preventing shingles

In the U.S.: Herpes zoster rates are increasing among adults in the U.S., especially among younger adults.

Global market size: ~$4.4 B in 2023[2]

Program Status:

Recent Updates:

- Completed enrollment in Phase 1/2 trial to evaluate the safety, tolerability, and immunogenicity of Z-1018 compared to Shingrix® in 441 healthy adults aged 50 to 69.

Upcoming Milestones:

- Anticipate reporting top line immunogenicity and safety data in Q3'25, including a comparison of CD4+ T-cells one-month following the second vaccine dose.

© Copyright DYNAVAX 2025

1. Package Insert - SHINGRIX (fda.gov) 2. Based on annual Shingrix net sales

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Shingles Program: Phase 1/2 Trial Design Top-line results expected in Q3 2025 © Copyright DYNAVAX 2025 12 | Phase 1/2 randomized, active-controlled, dose escalation, multicenter trial of two-dose shingles vaccine Z-1018 conducted at Australian trial sites Evaluating the safety, tolerability, and immunogenicity of Z-1018 compared to Shingrix® in 441 healthy adults aged 50 to 69 Key objectives include comparison of CD4+ T-cells Validating a Patient Reported Outcome measurement tool to differentiate Z-1018 on reactogenicity and to support potential label claims Optimizing Z-1018 dosing regimen: Adjuvanted with CpG 1018® adjuvant Formulations with or without alum Dose-ranging of gE antigen 2 doses with varying dosing intervals

13 | Program Status: Recent Updates: • Based on the results from a randomized, active- controlled Phase 2 clinical trial of the plague vaccine adjuvanted with CpG 1018, Dynavax and the DoD executed a new agreement for ~$30 million through the 1H 2027 to support additional Phase 2 clinical and manufacturing activities. Plague Vaccine Program Phase 2 program conducted in collaboration with, and funded by, the U.S. DoD Government agencies research and stockpile medical countermeasures – biologics, drugs, devices – which may be used in the event of a potential public health emergency stemming from a biological attack or a naturally occurring emerging disease. Opportunity: We believe incorporating CpG 1018 adjuvant with rF1V plague vaccine will improve the durability of protection with fewer doses administered over a shorter time period. In the U.S.: There is no approved vaccine © Copyright DYNAVAX 2025

Financial Highlights © Copyright DYNAVAX 2025 14 |

Creating Value through Disciplined and Balanced Capital Allocation Strategy 15 |© Copyright DYNAVAX 2025 $200M share repurchase program authorized in November 2024 Our capital allocation priorities include: 01 Maximizing HEPLISAV-B through targeted investments 02 Investing in pipeline leveraging CpG 1018 to drive differentiated vaccine products 03 Accessing late- stage assets in infectious diseases to further leverage our expertise and capabilities 04 Opportunistically return capital to shareholders through share repurchase program

Expect positive net income for full year 2024 On Track to Achieve 2024 Financial Guidance Framework (1,2) 16 |© Copyright DYNAVAX 2025 HEPLISAV-B Performance Operating Expenses Driving Profitability Net Product Revenue $265-$270M Achieved $268M Gross Margin ~80% R&D Operating Expense $55-$65M SG&A Operating Expense $170-$180M 1. FY 2024 financial guidance as of Nov 7, 2024 2. Preliminary, unaudited financial results for FY 2024 announced on January 13, 2025

Identify Strategic Opportunities to Accelerate Growth • Continue disciplined allocation of capital aligned with corporate strategy to deliver long-term value through internal and external innovation • Prioritize external opportunities with high synergy assets in vaccines, or other modalities in infectious diseases, to further leverage our expertise and capabilities Dynavax Core Strategic Priorities © Copyright DYNAVAX 2025 17 | Drive Growth in HEPLISAV-B • Achieve over 60% total market share by 2030 • Maximize total addressable market focused on top retailers and IDNs based on the ACIP Universal Recommendation • Leverage foundational commercial asset to support company growth and pipeline development Advance Differentiated Vaccine Pipeline • Deliver on our innovative and diversified pipeline leveraging CpG 1018® adjuvant with proven antigens • Build adult vaccine portfolio of best-in-class products • Advance innovative pre-clinical and discovery efforts leveraging collaborations